SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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                 Registrant

                 Filed by a                           [ ]
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      Commission Only (as
      permitted by Rule 14a-6(e)(2))



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[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

(Name of Registrant as Specified In Its Charter)
Fidelity Advisor Series I

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      per Exchange Act Rules
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      transaction applies:



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FIDELITY ADVISOR
STRATEGIC OPPORTUNITIES FUND
A FUND OF
FIDELITY ADVISOR SERIES I

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
   CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS
1-800-    522-7297
   FIDELITY STRATEGIC OPPORTUNITIES FUND ("INITIAL CLASS")
1-800-   544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Fidelity Advisor Strategic Opportunities Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Strategic Opportunities Fund (the fund) will be held at the office of Fidelity Advisor Series I (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on June 16, 1999, at
   10:00 a.m.     The purpose of the Meeting is to consider and act
upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1(a). To eliminate certain fundamental investment policies of the fund.

1(b). To approve an amended management contract for the fund.

 The Board of Trustees has fixed the close of business on April 19, 1999 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

April 19, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

       REGISTRATION                   VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
TO BE HELD ON JUNE 16, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series I (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Strategic Opportunities Fund (the fund) and at any adjournments thereof (the Meeting), to be
held on June 16, 1999 at    10:00 a    .m. at 82 Devonshire Street,
Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an
anticipated cost of approximately $   20,000.     The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed the existing class expense caps listed on page
   17. Expenses exceeding a class's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The fund may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the existing class expense caps
listed on page    18    . Expenses exceeding a class's expense cap
will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholder's identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf
of the fund at an anticipated cost of approximately    $5,000.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each class o   f the fund issu    ed and outstanding as of
February 28, 1999 are indicated in the following table:

Class A    170,863

Class T    17,462,338

Class B    3,990,997

Institutional Class 1   36,015

Initial Class 7   35,660

 As of February 28, 1999, the Trustees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class of the fund on February 28, 1999 was as follows:

    Fidelity Advisor Strategic Opportunities Fund - Class A: Correll Company, Hickory Hills, IL (8.66%).

    Fidelity Advisor Strategic Opportunities Fund - Class T: Merrill Lynch, New York, NY (11.14%); CIGNA Corp. & Affiliates, Hartford, CT (7.68%); A.G. Edwards & Sons Inc., St. Louis, MO (6.15%); Prudential Securities, New York, NY (5.18%); Salomon Smith Barney, Inc., New York, NY (5.13%).

    Fidelity Advisor Strategic Opportunities Fund - Institutional
Class: National Bank of Alaska, Anchorage, AK (28.06%); Whitney National Bank, New Orleans, LA (16.51%); Thumb National Bank & Trust, Pigeon, MI (9.56%); First Trust, Denver, CO (8.26%); First Tennessee Bank, Memphis, TN (6.70%).

 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the fund on that date.

 Shareholders of record at the close of business on April 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 1998 CALL 1   -800-843-3001 (CLASS A, CLASS T, CLASS B,
AND INSTITUTIONAL CLASS)     OR    1-800-544-8888 (INITIAL CLASS) OR
    WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE
STREET, BOSTON, MASSACHUSETTS 02109.

 VOTE REQUIRED: APPROVAL OF PROPOSALS 1(A) AND 1(B) REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

 Proposals 1(a) and 1(b) are contingent upon each other; neither proposal will be implemented unless both proposals are approved.

1(A). TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to eliminate certain of the fund's
fundamental investment policies.    Although the fund's current
fundamental investment policies do not specify a particular investment style or market capitalization, the fund's holdings have tended to be value stocks with significantly smaller market capitalizations than the broad market. The proposal will allow the fund to be defined more clearly in the future as a value fund that focuses on medium-sized companies. The fund's investment objective of capital appreciation
will not change.     If the proposal is approved, the Trustees intend
to change the fund's name to "Fidelity Advisor Value Strategies Fund"
to better reflect the fund's in   vestment style.

 FUNDAMENTAL INVESTMENT OBJECTIVE AND INVESTMENT POLICIES. T   he fund
was originally organized in 1983 as a "special situation" fund. The fund's current policies still require it to invest in "special
situations."     The fund's investment objective and its policies
   regarding investment in special situations     currently read as
follows:

 "The fund seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation." Under normal conditions, the fund will invest at least 65% of its total assets in companies involving a special situation."

    The term "special situation" is defined as an unusual, and possibly non-repetitive, development taking place in a company or a
group of companies in an industry.     Because the investment
objective and policies    quoted above a    re fundamental, they
cannot be modified or eliminated without shareholder approval.

 If the proposal is approved, the fund's fundamental investment objective would read as follows (deleted language is [bracketed]):

 "The fund seeks capital appreciation [by investing primarily in securities of companies believed by FMR to involve a "special situation." Under normal conditions, the fund will invest at least 65% of its total assets in companies involving a special situation]."

 If the proposal is approved, the fund could continue to search for
investments representing special situations, but    its
    fundamental investment policies no longer    would     require it
to do so.

    FMR has found that investment opportunities for the fund that represent special situations also tend to constitute value investments. If the proposal is approved, FMR intends to focus the fund's investments on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

    In addition, the fund's holdings have tended to have significantly
smaller market capitalizations than the broad market.     If the
proposal is approved, FMR i   ntends to     focus the fund's
investments on securities of    medium-size    d companies, although
FMR also would be able to make substantial investments in securities
of larger or smaller companies    to achieve the fund's objective of
capital appreciation    .    Securities of smaller, less well-known
issuers can be more volatile than securities of larger issuers.

 The Board of Trustees believes that it is in the best interests of the fund and its shareholders to eliminate the fundamental investment policies regarding investments in special situations. If the proposal is approved, the Trustees intend to change the fund's name to "Fidelity Advisor Value Strategies Fund" to better reflect the fund's investment style. This name change does not require shareholder approval, however, and is not part of the proposal.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. Certain of the fund's other investment policies currently read as follows:

 "FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments."

 Because the foregoing investment policies are fundamental, they cannot be modified or eliminated without shareholder approval.

 If the proposal is approved, the fundamental investment policies stated above would be eliminated. The fund currently has a non-fundamental investment policy of investing its assets primarily in
common stocks. If the proposal is approved, t   he Board of Trustees
could change this policy without shareholder approval; however, the Trustees have no current intention of doing so.

 Eliminating the fundamental policy stating that "the fund may invest
up to 30% of its assets in foreign investments" would    allow     the
fund    the flexibility     to invest in securities of foreign issuers
without limitation, if FMR deems such investments appropriate and consistent with the fund's investment objective and strategies.
This change would give the fund the same flexibility as other Fidelity domestic equity funds, most of which do not restrict the amount that
may be invested in domestic versus foreign securities.     The fund
potentially could be subject to increased exposure to foreign investments. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

 Eliminating the foregoing fundamental investment policies would provide the fund with greater flexibility when choosing investments. If the proposal is approved, the fund would be able to react to changing market and regulatory conditions, subject to the supervision of the Board of Trustees, without the delay and potential costs of
   seeking further shareholder approval through     a proxy
solicitation.

    The fund's current investment policies are lengthier than the policies currently disclosed for other Fidelity funds that already
conform with the requirements of amended Form N-1A.     Eliminating
the foregoing fundamental investment policies would allow the fund to more clearly communicate its investment objective and strategies in
conformity with    amended     Form N-1A, which requires concise,
understandable descriptions of a fund's investment objective and strategies. Eliminating the foregoing fundamental investment policies also would allow the fund to more clearly communicate its investment
objective and strateg   ies     to shareholders.

 CONCLUSION. The Board of Trustees has concluded that it is in the best interests of the fund and its shareholders to eliminate the fundamental investment policies set forth above, and recommends that shareholders vote FOR the proposal.

 Approval of this proposal is contingent upon shareholder approval of Proposal 1(b). If both this proposal and Proposal 1(b) are approved, the elimination of the fundamental investment policies will take effect when the disclosure is revised to reflect the changes. If both this proposal and Proposal 1(b) are not approved, the fund's current fundamental investment policies will remain unchanged.

1(B). TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract eliminates the performance adjustment
(   the Performance Adjustment)     component of the management fee
that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with
FMR (the Present Contract).    If Proposal 1(a) is approved, the
Standard & Poor's 500 Index (the S&P 500) - the index used to calculate the fund's Performance Adjustment under the Present Contract
- no longer will be an appropriate benchmark for the fund.

    I    n addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The Present Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 14 for more details. (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)

 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a group fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended November 30, 1998 was 0.5905%.

 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the S&P 500 over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the S&P 500, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each
percentage point    (the performance of the fund and the S&P 500 each
being calculated to the nearest 0.01%)     of outperformance or
underperformance, subject to a maximum of 0.20% of the average net assets over the 36-month performance period.

 PROPOSED MANAGEMENT FEE AMENDMENTS. A copy of the form of Amended Contract, marked to indicate the proposed amendments, is attached as
Exhibit 1 on page 21. The Amended Contract would (1) eliminate the Performance Adjustment component of the management fee effective 18 months after the date that the Amended Contract takes effect, and (2) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .

 Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval, with the Performance Adjustment being eliminated over 18 months, as discussed below. The Amended Contract, if approved, will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract and Proposal 1(a) are not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

 IMPACT OF ELIMINATING THE PERFORMANCE ADJUSTMENT. If the proposal is approved, after an 18-month "phase-out" period (described in detail below) during which the Performance Adjustment will be eliminated, the fund's aggregate management fee rate will equal the Basic Fee rate . T he Basic Fee rate no longer will be increased or decreased based on the fund's performance relative to the S&P 500. The future impact of eliminating the Performance Adjustment will depend on many different factors and may represent an increase or a decrease from the fund's aggregate management fee under the Present Contract.

 During the fiscal year ended November 30, 1998, the fund's aggregate management fee rate was 0.3772%, composed of a Basic Fee rate of 0.5905% reduced by a negative Performance Adjustment of 0.2133%. Thus, the Performance Adjustment resulted in a lower aggregate management fee under the Present Contract than would have resulted under the Amended Contract, assuming the Performance Adjustment had been eliminated.

 ELIMINATION OF PERFORMANCE ADJUSTMENT. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance. The Securities and Exchange Commission (SEC)
rules for calculating performance adjustments    generally     ensure
that positive or negative adjustments result from the investment adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

 If Proposal 1(a) is approved, FMR intends to focus the fund's
investments on value stocks   . FMR also intends to focus the fund's
investments on securities of     medium-sized companies. The S&P 500 -
the index used to calculate the fund's Performance Adjustment    under
the Present Contract     - is a broad measure of the performance of
the overall U.S. stock market and includes both "growth" stocks and
"value" stocks.    The S&P 500 also has a significantly higher average
market capitalization than the fund. I    f Proposal 1(a) is approved,
the S&P 500 no longer will be an appropriate benchmark for purposes of
calculating the Performance Adjustment.    FMR considered whether to
recommend changing the Performance Adjustment index from the S&P 500 to a more narrowly-based index, but determined instead to recommend eliminating the Performance Adjustment due to the difficulties of calculating performance adjustments for multiple class funds.

 PHASE-OUT PERIOD. If the proposal is approved, to prevent unfairness
to the fund   's shareholders    , the Performance Adjustment will be
phased out over a period equal to one-half the period used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a 36-month performance period, FMR will continue to calculate the Performance Adjustment for an 18-month period beginning on the first day of the first month following shareholder approval of the proposal. During this period, FMR will not receive any positive Performance Adjustments but instead will receive the lower of the Basic Fee or the Basic Fee less the Performance Adjustment. Thus, during this phase-out period, the Performance Adjustment can decrease, but not increase, the management fee owed by the fund. During this phase-out period, FMR will continue to use the S&P 500 for performance fee calculations. Given the fund's significant underperformance versus the S&P 500 over the previous 36-month period, FMR anticipates a maximum negative Performance Adjustment over the phase-out period.

 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 1998, to the management fee that the fund would have incurred under the Amended Contract if the Amended Contract (but not the Performance Adjustment) had been in effect during that same period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the period.

                        Present Contract             Amended Contract           Difference

                        $                 %          $                 %        $           %

Basic Fee                3,718,524         0.5905     3,718,524         0.5905   0           0

Performance Adjustment   (1,343,174)       (0.2133)   0                 0        1,343,174   0.2133

Total Management Fee     2,375,350         0.3772     3,718,524         0.5905   1,343,174   0.2133


 The following tables provide data concerning each class's management
fees and expenses as a percentage of    its     average net assets for
the fiscal year ended November 30, 1998 under the Present Contract and if the Amended Contract (but not the Performance Adjustment) had been in effect during that same period.

COMPARATIVE FEE TABLE

Annual    Class     Operating Expenses
(as a percentage of average net assets)

 The following figures are based on historical expenses, adjusted to reflect current fees, of Class A, Class T, Class B, Institutional Class, and Initial Class of the fund and do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The figures are calculated as a percentage of average net assets of each class.
Class A:

                                 Present Contract    Amended Contract

Management Fee                    0.38%               0.59%

12b-1 Fee                         0.25%               0.25%

Other Expenses                    0.43%               0.43%

Total Class Operating Expenses*   1.06%               1.27%


Class T:

                                 Present Contract    Amended Contract

Management Fee                    0.38%               0.59%

12b-1 Fee                         0.50%               0.50%

Other Expenses                    0.29%               0.29%

Total Class Operating Expenses*   1.17%               1.38%


Class B:

                                 Present Contract    Amended Contract

Management Fee                    0.38%               0.59%

12b-1 Fee                         1.00%               1.00%

Other Expenses                    0.33%               0.33%

Total Class Operating Expenses*   1.71%               1.92%


Institutional Class:

                                 Present Contract    Amended Contract

Management Fee                    0.38%               0.59%

12b-1 Fee                        None                None

Other Expenses                    0.30%               0.30%

Total Class Operating Expenses*   0.68%               0.89%


Initial Class:

                                 Present Contract    Amended Contract

Management Fee                    0.38%               0.59%

12b-1 Fee                        None                None

Other Expenses                    0.27%               0.27%

Total Class Operating Expenses*   0.65%               0.86%


* Effective February 27, 1999, FMR has voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.30%, Class A; 1.55%, Class T; 2.05%, Class B; 1.05%, Institutional Class; and 1.05%, Initial Class.

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the
total    class     operating expenses presented in the table would
have been 1.05% for Class A, 1.16% for Class T, 1.70% for Class B, 0.67% for Institutional Class, and 0.64% for Initial Class under the Present Contract, and 1.26% for Class A, 1.37% for Class T, 1.91% for
Class B, 0.8   8    % for Institutional Class, and 0.8   5    % for
Initial Class under the Amended Contract.

 EXAMPLE: The following illustrates the expenses,    including the
maximum front-end sales charge or contingent deferred sales charge, as
applicable    , on a $10,000 investment under the fees and expenses
stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:
Class A:
                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 677   $ 893    $ 1,126  $ 1,795

Amended Contract  $ 697   $ 955    $ 1,232  $ 2,021

Class T:
                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 465   $ 709    $ 971    $ 1,721

Amended Contract  $ 486   $ 772    $ 1,079  $ 1,949

Class B:

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 674   $ 839    $ 1,128  $ 1,767*

Amended Contract  $ 695   $ 903    $ 1,237  $ 1,996*


* Reflects conversion to Class A shares after seven years.

Institutional Class:
                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 69    $ 218    $ 379    $ 847

Amended Contract  $ 91    $ 284    $ 493    $ 1,096

Initial Class:
                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 66    $ 206    $ 362    $ 810

Amended Contract  $ 88    $ 274    $ 477    $ 1,061

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees
(including certain of those described herein)    is     conducted
through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on October 16, 1997 and January 14, 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed elimination of the Performance Adjustment, the Board of Trustees and the Independent Trustees considered the management fee formulas of other comparable funds, the performance of the fund and mutual funds generally relative to the index, both before and after expenses, including 12b-1 fees, and the advantages to investors, including the fund's shareholders, of distributing fund shares through distribution channels that require payment of 12b-1 fees. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. In particular, the Board of Trustees and the Independent Trustees reviewed the performance of the fund as compared to the Index on a monthly and rolling 36-month performance basis for the three years ended November 30, 1998 and as compared to a Lipper peer group of mutual funds. The Board of Trustees and the Independent Trustees also considered the impact of eliminating the fund's Performance Adjustment on the fund's management fee for the year ended November 30, 1998 and considered how rolling 36-month returns would be affected during an 18-month wind-down period, assuming the fund's performance matched the Index during that period.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modification to the management fee rate, that is, the elimination of the Performance Adjustment and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

 Approval of this proposal is contingent upon shareholder approval of Proposal 1(a). If this proposal and Proposal 1(a) are approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If this proposal and Proposal 1(a) are not approved, the Present Contract will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory
fees    and averag    e net assets of funds with investment objectives
similar to Fidelity Advisor Strategic Opportunities Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 2 beginning on page 28.

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, and Harris Leviton, and Ms. Abigail Johnson are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Silver, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period December 1, 1997 through February 28, 1999, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

 Funds with investment objectives similar to Fidelity Advisor Strategic Opportunities Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 2 beginning on page 29.

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc.
(FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal
1   (b).

 In addition to the management fee payable to FMR, Class A, Class T, Class B and Institutional Class shares pay transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Initial Class shares pay transfer agent fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR. The fund pays pricing and bookkeeping fees to FSC on behalf of each class of the fund. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund, has entered into a revised transfer agent agreement with FIIOC or FSC, as applicable, pursuant to which FIIOC or FSC, as applicable, bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC or FSC by the applicable class for the fiscal year ended November 30, 1998 amounted to $12,836 for Class A, $990,228 for Class T, $267,239 for Class B, $10,021 for Institutional Class, and $36,157 for Initial Class. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for the fiscal year ended November 30, 1998 amounted to $341,818.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 Sales charge revenues paid to, and retained by, FDC for the fiscal year ended November 30, 1998, amounted to the following:

Paid to FDC                             Retained by FDC

Class A      Class T    Initial Class   Class A          Class T   Initial Class

$ 70,878     $ 243,044  $ 11            $ 17,322         $ 72,427  $ 0


 FDC collected deferred sale   s     charge revenue on Class B shares
during the fiscal year ended November 30, 1998 of $232,999. When
shares subject to a deferred sal   es     charge are sold, FDC pays
commissions from its own resources to dealers through which the sales are made.

 In addition, during the fiscal year ended November 30, 1998, FDC
received from the    applicable     class fees pursuant to
Distribution and Service Plans under Rule 12b-1 as follows:

         12b-1 Fees Paid to FDC

Class A  $ 8,709

Class T  $ 2,460,259

Class B  $ 1,095,801

 Currently, up to the full amount of distribution fees paid by Class A and Class T under their respective Distribution and Service Plans may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.

 Currently, the full amount of distribution fees paid by Class B under its Distribution and Service Plan is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B under its Distribution and Service Plan may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

 FMR is the fund's manager pursuant to a management contract dated February 28, 1998, which was approved by Fidelity Advisor Series VIII,
as sole shareholder of the fund on February 28,    1998    , pursuant
to an Agreement and Plan of Reorganization approved by shareholders of the fund on June 18, 1997. The terms of the fund's current management contract duplicate those of the contract approved by shareholders of the fund on June 18, 1997. At that time, shareholder approval had been requested to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management
remain   ed     above $138 billion; to modify the performance
adjustment calculation to round the performance of the fund and the S&P 500 to the nearest 0.01%, rather than the nearest 1.00%; and to modify the performance adjustment calculation to base the fund's performance on the asset-weighted average return of all classes, rather than on the return of the worst-performing class.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's
performance to that of the S&P 500 (the    Index    ).

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $643 billion of group net assets - the approximate level for November 1998 - was 0.2878%, which is the weighted average of the respective fee rates for each level of group net assets up to $643 billion.

 The fund's current management contract reflects the revised group fee rate schedule below.

GROUP FEE RATE SCHEDULE                   EFFECTIVE ANNUAL FEE RATES

Average Group Assets     Annualized Rate  Group Net Assets            Effective Annual Fee Rate

 0 - $3 billion           .5200%          $ 0.5 billion                .5200%

 3 - 6                    .4900            25                          .4238

 6 - 9                    .4600            50                          .3823

 9 - 12                   .4300            75                          .3626

 12 - 15                  .4000            100                         .3512

 15 - 18                  .3850            125                         .3430

 18 - 21                  .3700            150                         .3371

 21 - 24                  .3600            175                         .3325

 24 - 30                  .3500            200                         .3284

 30 - 36                  .3450            225                         .3249

 36 - 42                  .3400            250                         .3219

 42 - 48                  .3350            275                         .3190

 48 - 66                  .3250            300                         .3163

 66 - 84                  .3200            325                         .3137

 84 - 102                 .3150            350                         .3113

 102 - 138                .3100            375                         .3090

 138 - 174                .3050            400                         .3067

 174 - 210                .3000            425                         .3046

 210 - 246                .2950            450                         .3024

 246 - 282                .2900            475                         .3003

 282 - 318                .2850            500                         .2982

 318 - 354                .2800            525                         .2962

 354 - 390                .2750            550                         .2942

 390 - 426                .2700

 426 - 462                .2650

 462 - 498                .2600

 498 - 534                .2550

Over 534                  .2500


 The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for November 1998, the fund's annual basic fee rate would be calculated as follows:

Group Fee Rate     Individual Fund Fee Rate     Basic Fee Rate

0.2878%         +  0.30%                     =  0.5878%


 One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. For purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period. This performance comparison is made at the end of each month. One-twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

 The fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

 During the fiscal year ended November 30, 1998, FMR received
$2,375,350 for its services as investment adviser to the fund. This fee, which includes both the basic fee and the performance adjustment,
was equivalent to 0   .3772%     of the average net assets of the
fund. For the fiscal year ended November 30, 1998, the downward performance adjustment amounted to $1,343,174 for the fund.

 FMR may, from time to time, agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 FMR has voluntarily agreed, subject to revision or termination, to reimburse each class of the fund to the extent that its total
operating expenses    (with the exceptions noted above    ), as a
percentage of its respective average net assets, exceed the following rates:

Class A  Class T  Class B  Institutional Class  Initial Class

1.30%    1.55%    2.05%    1.05%                1.05%

SUB-ADVISORY AGREEMENTS

 O   n behalf of the fund,     FMR has entered into sub-advisory
agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. The fund's sub-advisory agreements,
   each     dated February 28, 1998, were approved by Fidelity Advisor
Series VIII, as sole shareholder of the fund on February 28,
   1998    , pursuant to an Agreement and Plan of Reorganization
approved by shareholders of the fund on June 18, 1997. The terms of the fund's current sub-advisory agreements duplicate those of the agreements approved by shareholders of the fund on June 18, 1997. At that time, shareholder approval had been requested to amend the fund's sub-advisory agreements to permit FMR to grant the sub-advisers investment management authority if FMR believes it would be beneficial to the fund and its shareholders.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

 For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended November 30, 1998 were $11,125 and $10,563 for FMR U.K and FMR Far East, respectively.

 For providing discretionary investment management and executing portfolio transactions, no fees were paid to FMR U.K or FMR Far East for the fiscal year ended November 30, 1998.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

 During the fiscal year ended November 30, 1998, the fund paid brokerage commissions of $189,248 to NFSC. During the fiscal year ended November 30, 1998, this amounted to approximately 18.29% of the aggregate brokerage commissions paid by the fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

 Please advise the trust, in care of    Client Services at
1-800-843-3001 (Class A, Class T, Class B, and Institutional Class) or Fidelity Service Company, Inc. at 1-800-544-8888 (Initial Class), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AMENDMENT made ((as of)) this [28th] __ day of [February] _______ [1998] ((1999)), by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Strategic Opportunities Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 28, 1998, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on _______, 1999.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of ((and developing and implementing, if appropriate, management and)) shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. Management Fee. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and((, while in effect,)) a Performance Adjustment. ((The Performance Adjustment will be in effect only through the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect. After that date, the management fee will be composed of a Basic Fee only.)) The Performance Adjustment is [added to or] subtracted from the Basic Fee [depending on whether] ((if)) the Portfolio experiences [better or] worse performance than the Standard and Poor's Daily Stock Price Index of 500 Common Stocks (the "Index"). The Performance Adjustment is not cumulative. A[n increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a] reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and((, while in effect,)) the Performance Adjustment will be computed as follows:

  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the ((F))[f]und's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets  Annualized Fee Rate (for each
                    level)

 0 - $3 billion      .520((0))%

 3 - 6               .49((00))

 6 - 9               .460((0))

 9 - 12              .430((0))

 12 - 15             .400((0))

 15 - 18             .385((0))

 18 - 21             .370((0))

 21 - 24             .360((0))

 24 - 30             .350((0))

 30 - 36             .345((0))

 36 - 42             .340((0))

 42 - 48             .335((0))

 48 - 66             .325((0))

 66 - 84             .320((0))

 84 - 102            .315((0))

 102 - 138           .310((0))

 138 - 174           .305((0))

 174 - 210           .300((0))

 210 - 246           .295((0))

 246 - 282           .290((0))

 282 - 318           .285((0))

 318 - 354           .280((0))

 354 - 390           .275((0))

 390 - 426           .270((0))

 426 - 462           .265((0))

 462 - 498           .260((0))

 498 - 534           .255((0))

Over 534             .250((0))

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.

  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

  (c) Performance Adjustment Rate: ((This sub-paragraph (c) will be in effect only through the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect, and will have no force or effect thereafter.)) The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was [better or] worse than the record of the Index as then constituted. The maximum ((negative)) performance adjustment rate is ((-))0.20%.

 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

 The Portfolio's investment performance for the period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Portfolio over the performance period. The asset-weighted investment performance for the Portfolio for a given month will be calculated by multiplying the investment performance of each class for that month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Portfolio for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Portfolio's investment performance for that month, and its assets will be excluded from the aggregate net assets of the Portfolio in determining the Portfolio's investment performance for that month.

 The investment performance of each class will be measured by comparing (i) the opening net asset value of one share of the class on the first business day of the month with (ii) the closing net asset value of one share of the class as of the last business day of the month. In computing the investment performance of each class and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Although the investment performance of the Portfolio for the performance period shall be rounded to the nearest 0.01%, this shall not prevent the monthly investment performance of the classes or of the Portfolio from being rounded to a greater number of decimal places.

  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. ((No Performance Adjustment will be made after the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect.))

  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. ((While the Performance Adjustment is in effect,)) [T]((t))he amount of [this] ((the)) Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1998] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH

Select Portfolios:

 Air Transportation ((pound))     2/28/98             $ 62.7              0.60%

 Automotive ((pound))             2/28/98              62.2               0.59

 Biotechnology ((pound))          2/28/98              577.4              0.60

 Brokerage and Investment         2/28/98              416.4              0.60
Management ((pound))

 Business Services and            2/28/99              60.7               0.60(bold italic B)
Outsourcing ((pound)) **

 Chemicals ((pound))              2/28/98              83.4               0.60

 Computers ((pound))              2/28/98              658.0              0.60

 Construction and   Housing       2/28/98              26.0               0.60
((pound))

 Consumer Industries ((pound))    2/28/98              26.5               0.61

 Cyclical Industries ((pound))    2/28/98              3.6                0.00*

 Defense and Aerospace            2/28/98              63.9               0.60
((pound))

 Developing   Communications      2/28/98              238.7              0.60
((pound))

 Electronics ((pound))            2/28/98              2,374.6            0.60

 Energy ((pound))                 2/28/98              191.3              0.59

 Energy Service ((pound))         2/28/98              964.1              0.59

 Environmental Services           2/28/98              27.8               0.60
((pound))

 Financial Services ((pound))     2/28/98              468.5              0.60

 Food and Agriculture ((pound))   2/28/98              247.0              0.60

 Gold ((pound))                   2/28/98              279.5              0.60

 Health Care ((pound))            2/28/98              1,590.8            0.60

 Home Finance ((pound))           2/28/98              1,334.7            0.60

 Industrial Equipment ((pound))   2/28/98              60.1               0.60

 Industrial Materials ((pound))   2/28/98              29.9               0.60

 Insurance ((pound))              2/28/98              110.4              0.60

 Leisure ((pound))                2/28/98              142.1              0.60

 Medical Delivery ((pound))       2/28/98              159.1              0.60

 Medical Equipment and            2/28/99              22.2               0.60(bold italic B)
Systems ((pound)) **

 Multimedia ((pound))             2/28/98              59.1               0.60

Select Portfolios: - continued

 Natural Gas ((pound))            2/28/98             $ 82.3              0.59%

 Natural Resources ((pound))      2/28/98              6.4                0.00*

 Paper and Forest   Products      2/28/98              24.2               0.60
((pound))

 Precious Metals and              2/28/98              194.7              0.60
Minerals ((pound))

 Regional Banks ((pound))         2/28/98              1,035.6            0.60

 Retailing ((pound))              2/28/98              152.9              0.60

 Software and Computer            2/28/98              434.9              0.60
Services ((pound))

 Technology ((pound))             2/28/98              552.2              0.60

 Telecommunications ((pound))     2/28/98              413.4              0.60

 Transportation ((pound))         2/28/98              57.4               0.59

 Utilities Growth ((pound))       2/28/98              273.5              0.60

Magellan ((pound))                3/31/98              61,521.2           0.43

Large Cap Stock ((pound))         4/30/98              133.9              0.45

Mid Cap Stock ((pound))           4/30/98              1,579.2            0.60

Small Cap Selector ((pound))      4/30/98              727.3              0.67

Small Cap Stock ((pound))**       4/30/98              383.2              0.69*(bold italic B)

Contrafund II ((pound))           6/30/98              226.3              0.59

Fidelity Fifty ((pound))          6/30/98              180.5              0.43

Advisor Focus Funds:

 Consumer Industries: ((pound))

  Class A                         7/31/98              1.3                0.59

  Class T                         7/31/98              10.7               0.59

  Class B                         7/31/98              2.2                0.59

  Class C                         7/31/98              0.5                0.59

  Institutional Class             7/31/98              2.7                0.59

 Cyclical Industries: ((pound))

  Class A                         7/31/98              0.4                0.59

  Class T                         7/31/98              2.7                0.59

  Class B                         7/31/98              0.5                0.59

  Class C                         7/31/98              0.1                0.59

  Institutional Class             7/31/98              1.5                0.59

Advisor Focus Funds: -
continued

 Financial Services: ((pound))

  Class A                         7/31/98             $ 12.6              0.59%

  Class T                         7/31/98              82.7               0.59

  Class B                         7/31/98              30.1               0.59

  Class C                         7/31/98              8.3                0.59

  Institutional Class             7/31/98              3.9                0.59

 Health Care: ((pound))

  Class A                         7/31/98              10.5               0.59

  Class T                         7/31/98              79.2               0.59

  Class B                         7/31/98              22.1               0.59

  Class C                         7/31/98              6.5                0.59

  Institutional Class             7/31/98              7.1                0.59

 Natural Resources: ((pound))

  Class A                         7/31/98              6.9                0.59

  Class T                         7/31/98              499.5              0.59

  Class B                         7/31/98              54.7               0.59

  Class C                         7/31/98              1.6                0.59

  Institutional Class             7/31/98              6.2                0.59

 Technology: ((pound))

  Class A                         7/31/98              11.7               0.59

  Class T                         7/31/98              76.3               0.59

  Class B                         7/31/98              17.6               0.59

  Class C                         7/31/98              3.0                0.59

  Institutional Class             7/31/98              5.2                0.59

 Utilities Growth: ((pound))

  Class A                         7/31/98              1.4                0.59

  Class T                         7/31/98              13.9               0.59

  Class B                         7/31/98              5.9                0.59

  Class C                         7/31/98              1.6                0.59

  Institutional Class             7/31/98              3.7                0.59

Blue Chip Growth ((pound))        7/31/98              14,487.5           0.47

Dividend Growth ((pound))         7/31/98              5,316.4            0.65

Low-Priced Stock ((pound))        7/31/98              10,834.5           0.74

OTC Portfolio ((pound))           7/31/98              4,213.9            0.50

Export and Multinational Fund     8/31/98             $ 468.9             0.59%
((pound))

Destiny I ((pound))               9/30/98              6,399.7            0.31

Destiny II ((pound))              9/30/98              4,058.8            0.45

Advisor Diversified
International (rex-all) **

 Class A                          10/31/99             1.1                0.74(bold italic B)

 Class T                          10/31/99             1.5                0.74(bold italic B)

 Class B                          10/31/99             1.1                0.74(bold italic B)

 Class C                          10/31/99             1.1                0.74(bold italic B)

 Institutional Class              10/31/99             1.0                0.74(bold italic B)

Advisor Europe Capital
Appreciation (rex-all) **

 Class A                          10/31/99             0.5                0.74(bold italic B)

 Class T                          10/31/99             2.1                0.74(bold italic B)

 Class B                          10/31/99             0.7                0.74(bold italic B)

 Class C                          10/31/99             0.8                0.74(bold italic B)

 Institutional Class              10/31/99             0.4                0.74(bold italic B)

Advisor Global Equity
(rex-all) **

 Class A                          10/31/99             1.1                0.74(bold italic B)

 Class T                          10/31/99             1.2                0.74(bold italic B)

 Class B                          10/31/99             1.1                0.74(bold italic B)

 Class C                          10/31/99             1.1                0.74(bold italic B)

 Institutional Class              10/31/99             1.1                0.74(bold italic B)

Advisor International Capital
Appreciation: (rex-all) **

 Class A                          10/31/98             0.6                0.73(dagger)

 Class T                          10/31/98             6.9                0.73(dagger)

 Class B                          10/31/98             2.3                0.73(dagger)

 Class C                          10/31/98             1.3                0.73(dagger)

 Institutional Class              10/31/98             5.0                0.73(dagger)

Advisor Japan (rex-all) **

 Class A                          10/31/99             0.4                0.74(bold italic B)

 Class T                          10/31/99             0.4                0.74(bold italic B)

 Class B                          10/31/99             0.4                0.74(bold italic B)

 Class C                          10/31/99             0.4                0.74(bold italic B)

 Institutional Class              10/31/99             0.4                0.74(bold italic B)

Advisor Latin America
(rex-all) **

 Class A                          10/31/99            $ 0.4               0.74(bold italic B)%

 Class T                          10/31/99             0.4                0.74(bold italic B)

 Class B                          10/31/99             0.4                0.74(bold italic B)

 Class C                          10/31/99             0.4                0.74(bold italic B)

 Institutional Class              10/31/99             0.4                0.74(bold italic B)

Advisor Overseas: ((epslon))

 Class A                          10/31/98             8.5                0.89

 Class T                          10/31/98             1,159.5            0.89

 Class B                          10/31/98             51.9               0.89

 Class C                          10/31/98             6.1                0.89

 Institutional Class              10/31/98             47.3               0.89

Canada ((epslon))                 10/31/98             71.9               0.30

Capital Appreciation ((pound))    10/31/98             2,379.7            0.44

Disciplined Equity ((pound))      10/31/98             2,857.4            0.43

Diversified International         10/31/98             1,849.8            0.83
((epslon))

Emerging Markets ((epslon))       10/31/98             390.9              0.74

Europe ((epslon))                 10/31/98             1,399.6            0.73

Europe Capital Appreciation       10/31/98             594.4              0.72
((epslon))

France ((epslon))                 10/31/98             12.5               0.73

Germany ((epslon))                10/31/98             23.7               0.73

Hong Kong and China (rex-all)     10/31/98             154.3              0.74

International Value (rex-all)     10/31/98             454.5              0.82

Japan (rex-all)                   10/31/98             238.4              1.01

Japan Small Companies (rex-all)   10/31/98             95.1               0.74

Latin America ((epslon))          10/31/98             594.2              0.75

Nordic ((epslon))                 10/31/98             104.3              0.74

Overseas ((epslon))               10/31/98             3,862.7            0.90

Pacific Basin (rex-all)           10/31/98             206.8              1.11

Southeast Asia (rex-all)          10/31/98             235.6              1.16

Stock Selector ((pound))          10/31/98             1,885.4            0.43

TechnoQuant Growth                10/31/98             67.4               0.39

United Kingdom ((epslon))         10/31/98             7.5                0.74

Value ((pound))                   10/31/98             7,451.9            0.41

Worldwide ((epslon))              10/31/98             1,169.1            0.74

Advisor Dividend Growth
((pound))**

 Class A                          11/30/99            $ 0.5               0.59(bold italic B)%

 Class T                          11/30/99             5.1                0.59(bold italic B)

 Class B                          11/30/99             3.4                0.59(bold italic B)

 Class C                          11/30/99             1.2                0.59(bold italic B)

 Institutional Class              11/30/99             0.9                0.59(bold italic B)

Advisor Equity Growth:
((pound))

 Class A                          11/30/98             56.8               0.59

 Class T                          11/30/98             4,568.3            0.59

 Class B                          11/30/98             166.9              0.59

 Class C                          11/30/98             26.0               0.59

 Institutional Class              11/30/98             1,004.7            0.59

Advisor Growth
Opportunities:((pound))

 Class A                          11/30/98             255.0              0.46

 Class T                          11/30/98             22,748.7           0.46

 Class B                          11/30/98             925.6              0.46

 Class C                          11/30/98             146.1              0.46

 Institutional Class              11/30/98             493.0              0.46

Advisor Large Cap: ((pound))

 Class A                          11/30/98             3.1                0.59

 Class T                          11/30/98             59.5               0.59

 Class B                          11/30/98             27.5               0.59

 Class C                          11/30/98             1.5                0.59

 Institutional Class              11/30/98             7.7                0.59

Advisor Mid Cap: ((pound))

 Class A                          11/30/98             8.2                0.59

 Class T                          11/30/98             357.3              0.59

 Class B                          11/30/98             73.2               0.59

 Class C                          11/30/98             6.5                0.59

 Institutional Class              11/30/98             35.4               0.59

Advisor Retirement Growth
((pound))**

 Class A                          11/30/99             0.2                0.59(bold italic B)

 Class T                          11/30/99             0.5                0.59(bold italic B)

 Class B                          11/30/99             0.2                0.59(bold italic B)

 Class C                          11/30/99             0.2                0.59(bold italic B)

 Institutional Class              11/30/99             0.2                0.59(bold italic B)

Advisor Small Cap: ((pound))**

 Class A                          11/30/98            $ 4.2               0.74(bold italic B)%

 Class T                          11/30/98             30.2               0.74(bold italic B)

 Class B                          11/30/98             9.5                0.74(bold italic B)

 Class C                          11/30/98             9.4                0.74(bold italic B)

 Institutional Class              11/30/98             8.2                0.74(bold italic B)

Advisor Strategic
Opportunities: ((pound))

 Class A                          11/30/98             3.5                0.38%

 Class T                          11/30/98             491.8              0.38

 Class B                          11/30/98             109.5              0.38

 Initial Class                    11/30/98             20.2               0.38

 Institutional Class              11/30/98             4.7                0.38

Advisor TechnoQuant Growth:
((pound))

 Class A                          11/30/98             3.8                0.59

 Class T                          11/30/98             18.3               0.59

 Class B                          11/30/98             11.6               0.59

 Class C                          11/30/98             0.3                0.59

 Institutional Class              11/30/98             1.3                0.59

Emerging Growth ((pound))         11/30/98             2,172.0            0.79

Growth Company ((pound))          11/30/98             10,377.6           0.42

New Millennium ((pound))          11/30/98             1,525.9            0.62

Retirement Growth ((pound))       11/30/98             4,376.5            0.40

Contrafund ((pound))              12/31/98             33,442.4           0.45

Trend ((pound))                   12/31/98             1,354.1            0.39

Variable Insurance Products:

 Growth

  Initial Class                   12/31/98             9,027.5            0.59

  Service Class                   12/31/98             50.6               0.59

 Overseas ((epslon))

  Initial Class                   12/31/98             2,073.3            0.74

  Service Class                   12/31/98             15.9               0.74

Variable Insurance Products II:

 Asset Manager: Growth
((pound))

  Initial Class                   12/31/98            $ 495.2             0.59%

  Service Class                   12/31/98             1.1                0.59

 Contrafund ((pound))

  Initial Class                   12/31/98             4,974.2            0.59

  Service Class                   12/31/98             61.3               0.59

Variable Insurance Products
III:

 Growth Opportunities ((pound))

  Initial Class                   12/31/98             1,296.4            0.59

  Service Class                   12/31/98             66.4               0.59

 Mid Cap ((pound))**

  Initial Class                   12/31/98             0.5                 .59(bold italic B)

  Service Class                   12/31/98             0.5                 .59(bold italic B)


   (a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 1999, if fiscal year end figures are not yet available.
   (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions for presentation purposes.
   (dagger) Annualized
   ** Less than a complete fiscal year
   (bold italic B) Based on estimated expenses for the first year (rex-all) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
   ((epslon)) FMR has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
   ((pound)) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

ADVI-pxs-0499 CUSIP#315920868/FUND#266
1.717501.100 CUSIP#315920306/FUND#608
 CUSIP#315918300/FUND#174
 CUSIP#315920884/FUND#694
 CUSIP#316401108/FUND#014

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY ADVISOR SERIES I:  FIDELITY ADVISOR STRATEGIC OPPORTUNITIES
FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Thomas R. Williams, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999
at    10    :00 a.m. Eastern time and at any adjournments thereof.
All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

   Date       , 1999

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   (014, 174, 266, 608, 694)



Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

   Please fold and detach card at perforation before mailing.

----------------------------------------------------------------------

   PLEASE VOTE BY FILLING IN A BOX BELOW.

______________________________________________________________________


1(a).  To eliminate certain          FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  1(a).
       fundamental investment
       policies of the fund.
       Approval of Proposal 1(a) is
       contingent upon approval of
       Proposal 1(b).

1(b).  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  1(b).
       management contract for the
       fund.  Approval of Proposal
       1(b) is contingent upon
       approval of Proposal 1(a).



ADVI-pxc-0499    cusip # 315920868/fund #266
    cusip # 315920306/fund #608
    cusip # 315918300/fund #174
    cusip # 315920884/fund #694
    cusip # 316401108/fund #014

Dear Fidelity Advisor Strategic Opportunities Fund Shareholder:

On June 16, 1999, there will be a special meeting of shareholders of Fidelity Advisor Strategic Opportunities Fund.

The matters to be discussed are important, and directly affect your investment. As a shareholder, the number of votes you are entitled to is based upon the dollar value of your investment. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.

The enclosed Proxy Statement details the proposals under consideration. A list of the proposals can be found on the cover of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign the proxy card exactly as your name appears in the account registration. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of the additional mailings.

These proposals have been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to call 1-800-522-7297 if you purchased your shares through a financial intermediary or a financial institution, or 1-800-544-8888 if you purchased your shares directly from Fidelity.

Remember, this is your opportunity to voice your opinion on matters affecting your fund. YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Thank you.  We appreciate your prompt attention.

Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer


Q&A
IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND THE
PROPOSALS THAT YOU
ARE BEING ASKED TO VOTE ON.

PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING ANY OF THE PROPOSALS, PLEASE CALL 1-800-522-7297 IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INTERMEDIARY OR A FINANCIAL INSTITUTION, OR 1-800-544-8888 IF YOU PURCHASED YOUR SHARES DIRECTLY FROM FIDELITY. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.

Q. WHY IS THE FUND PROPOSING TO ELIMINATE CERTAIN OF ITS FUNDAMENTAL INVESTMENT POLICIES? (PROPOSAL 1(A))

A. Although the fund's current fundamental investment policies do not specify a particular investment style or market capitalization, the fund's holdings have tended to be value stocks with significantly smaller market capitalizations than the broad market. If approved, the proposal will allow the fund to be defined more clearly in the future as a value fund that focuses on medium-sized companies. The Trustees intend to change the fund's name to "Fidelity Advisor Value Strategies Fund" if the proposal is approved to better reflect the fund's investment style. The fund's investment objective of capital appreciation will not change.

Q. WHY IS THE FUND PROPOSING TO AMEND ITS MANAGEMENT CONTRACT TO
ELIMINATE THE PERFORMANCE ADJUSTMENT TO THE FUND'S MANAGEMENT FEE?
(PROPOSAL 1(B))

A. If proposal 1(a) is approved, FMR intends to focus the fund's investments on value stocks. FMR also intends to focus the fund's investments on securities of medium-sized companies. The Standard & Poor's 500 Index (S&P 500) - the index used to calculate the fund's performance adjustment under the present contract - is a broad measure of the performance of the overall U.S. stock market and includes both "growth" stocks and "value" stocks. The S&P 500 also has a significantly higher average market capitalization than the fund. If proposal 1(a) is approved, the S&P 500 no longer will be an appropriate benchmark for the fund. FMR considered whether to recommend changing the performance adjustment index from the S&P 500 to a more narrowly-based index, but determined instead to recommend eliminating the performance adjustment due to the difficulties of calculating performance adjustments for multiple class funds, such as the fund.

Q. IF THE AMENDED MANAGEMENT CONTRACT IS APPROVED, WHEN WILL THE
PERFORMANCE ADJUSTMENT BE ELIMINATED AND WHAT IMPACT WILL ELIMINATING THE PERFORMANCE ADJUSTMENT HAVE ON THE FUND'S MANAGEMENT FEE?
(PROPOSAL 1(B))

A. If the proposal is approved, FMR will continue to calculate the performance adjustment on the fund for an 18 month "phase-out" period. During this period, FMR will not receive any positive performance adjustments but instead will receive the lower of the basic management fee or the basic management fee less any negative performance adjustments. Thus, during this phase-out period, the performance adjustment can decrease, but not increase, the management fee owed by the fund. During this phase-out period, FMR will continue to use the S&P 500 for performance fee calculations. The future impact of eliminating the performance adjustment will depend on many different factors and may represent an increase or a decrease from the fund's aggregate management fee under the present contract.

Q. WHAT HAPPENS IF ONLY ONE OF THE TWO PROPOSALS IN THE PROXY
STATEMENT IS APPROVED?

A. Proposals 1(a) and 1(b) are contingent upon each other. Neither proposal will be implemented unless both proposals are approved.

Q.   HAS THE FUND'S BOARD OF TRUSTEES APPROVED BOTH PROPOSALS?

A. The Board of Trustees of the fund has unanimously approved both proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is April 19, 1999.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please do not hesitate to call 1-800-522-7297 if you purchased your shares through a financial intermediary or a financial institution, or 1-800-544-8888 if you purchased your shares directly from Fidelity.

Q. HOW DO I SIGN THE PROXY CARD?

A.INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

  JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

 ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins,Trustee."

FIDELITY
INVESTMENTS
INSTITUTIONAL
SERVICES
COMPANY, INC.

IMPORTANT PROXY MATERIALS ARE ON THE WAY TO YOUR CLIENTS RIGHT NOW.

April 19, 1999

Dear Investment Professional:

On Wednesday, June 16, 1999, there will be a Special Meeting of
Shareholders of Fidelity Advisor Strategic Opportunities Fund.

The enclosed Proxy Statement details the proposals pertaining to this fund. We also have enclosed a copy of the letter that is being mailed to your clients who hold shares in this fund.

In addition, we have enclosed a Q&A to assist you in understanding the proposals that require voting. If you have any questions about this proxy after reading this letter, Proxy Statement and Q&A, please call 800-522-7297.

We appreciate your support and look forward to serving you in any way we can.

Sincerely,

/s/ Daniel T. Geraci

Daniel T. Geraci

Executive Vice President

This letter is intended for investment professional use only, and may not be reproduced or shown to the public in oral or written form as sales material.

Fidelity Advisor Funds(Registered trademark) is a registered service mark of FMR Corp. Fidelity and Fidelity Investments are registered trademarks of FMR Corp.

[graphic - Fidelity Investments & (Pyramid) Design (registered)]
Fidelity Investments Institutional Services Company, Inc., 82
Devonshire Street, Boston, MA 02109